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                                                                     Exhibit (s)


                                POWER OF ATTORNEY


      We, the undersigned officers and Trustees of Eaton Vance Insured Pennsylvania Municipal Bond Fund, a Massachusetts business trust, do hereby severally constitute and appoint Alan R. Dynner, Thomas E. Faust Jr., James B. Hawkes and James L. O'Connor, or any of them, to be true, sufficient and lawful attorneys, or attorney for each of us, to sign for each of us, in the name of each of us in the capacities indicated below, Registration Statements and any and all amendments (including post-effective amendments) to such Registration Statements on Form N-2 filed by Eaton Vance Insured Pennsylvania Municipal Bond Fund with the Securities and Exchange Commission in respect of any class of shares of beneficial interest and other documents and papers relating thereto.

      IN WITNESS WHEREOF we have hereunto set our hands on the dates set opposite our respective signatures.

SIGNATURE                    TITLE                              DATE


/S/ THOMAS J. FETTER         President and Principal            October 21, 2002
-------------------------    Executive Officer
Thomas J. Fetter

/S/ JAMES L. O'CONNOR        Treasurer and Principal            October 21, 2002
-------------------------    Financial and Accounting Officer
James L. O'Connor

/S/ JESSICA M. BIBLIOWICZ    Trustee                            October 21, 2002
-------------------------
Jessica M. Bibliowicz

/S/ DONALD R. DWIGHT         Trustee                            October 21, 2002
-------------------------
Donald R. Dwight

/S/ JAMES B. HAWKES          Trustee                            October 21, 2002
-------------------------
James B. Hawkes

/S/ SAMUEL L. HAYES, III     Trustee                            October 21, 2002
-------------------------
Samuel L. Hayes, III

/S/ NORTON H. REAMER         Trustee                            October 21, 2002
-------------------------
Norton H. Reamer

/S/ LYNN A. STOUT            Trustee                            October 21, 2002
-------------------------
Lynn A. Stout

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